906 CERTIFICATION

EXHIBIT 32.1



          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-QSB of Applied DNA Sciences, Inc. (the "Company") for the quarter ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Rob Hutchinson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Rob Hutchinson
                                           -------------------
                                                Rob Hutchinson
                                                Chief Executive Officer
Date: April 6, 2004